                                     DEFINED ASSET FUNDSSM
--------------------------------------------
----------------------------------


                              EQUITY INVESTOR FUND
                              FOCUS SERIES EUROPEAN MONETARY
                              UNION PORTFOLIO
                              (A UNIT INVESTMENT TRUST)
                              O   CAPITAL APPRECIATION
                              O   PROFESSIONAL SELECTION
                              O   OPTIONAL REINVESTMENT OF CASH DISTRIBUTIONS



                               -------------------------------------------------
                               The Securities and Exchange Commission has not
                               approved or disapproved these Securities or
SPONSOR:                       passed upon the adequacy of this prospectus. Any
Merrill Lynch,                 representation to the contrary is a criminal
Pierce, Fenner & Smith         offense.
Incorporated                   Prospectus dated July 23, 1999.

--------------------------------------------------------------------------------

Def ined Asset FundsSM
Defined Asset FundsSM is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
   o A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
   o Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
o Defined Portfolios: We choose the stocks or bonds in advance, so you know what you're investing in.
o Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
o Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, risk tolerance or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

THE FINANCIAL INFORMATION IN THIS PROSPECTUS IS AS OF THE EVALUATION DATE, APRIL 30, 1999.


CONTENTS
                                                                PAGE
                                                          -----------
Risk/Return Summary.....................................           3
What You Can Expect From Your Investment................           6
   Income...............................................           6
   Records and Reports..................................           6
The Risks You Face......................................           6
   Foreign Issuer Risk..................................           6
   European Risk Factors................................           6
   Concentration Risk...................................           7
   Litigation and Legislation Risks.....................           8
Selling or Exchanging Units.............................           8
   Sponsor's Secondary Market...........................           8
   Selling Units to the Trustee.........................           8
   Rollover/Exchange Option.............................           9
How The Fund Works......................................          10
   Pricing..............................................          10
   Evaluations..........................................          10
   Income...............................................          10
   Expenses.............................................          10
   Portfolio Changes....................................          11
   Portfolio Termination................................          11
   No Certificates......................................          11
   Trust Indenture......................................          12
   Legal Opinion........................................          12
   Auditors.............................................          12
   Sponsor..............................................          12
   Trustee..............................................          13
   Sponsor's Profits....................................          13
   Public Distribution..................................          13
   Code of Ethics.......................................          13
   Year 2000 Issues.....................................          13
Taxes...................................................          13
Supplemental Information................................          15
Financial Statements....................................         D-1

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY


       1.  WHAT IS THE PORTFOLIO'S OBJECTIVE?
           The objective of this Defined Fund is capital appreciation by investing for a period of approximately one year in a portfolio of stocks that, as of the initial date of deposit (May 13, 1998), were expected by analysts in the Merrill Lynch Global Research and Economics group to benefit from the establishment of the European Monetary Union.
           You can participate in the Portfolio by purchasing units. Each unit represents an equal share of the stocks in the Portfolio and receives an equal share of income distributions, if any.
       2.  WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?
        O The Portfolio contains 39 common stocks of foreign issuers selected by the Sponsor for capital appreciation.
        o The Portfolio plans to hold the stocks in the Portfolio for about one year. At the end of the year, we will liquidate the Portfolio and a new Focus Portfolio will be selected, if available.
        o The Portfolio is designed for investors who want to invest a portion of their assets in international equities, with the opportunity to change the focus of their investment if their views on this investment change.



       3.  WHAT INDUSTRY SECTORS ARE REPRESENTED IN THE PORTFOLIO?
           The Portfolio is concentrated in stocks of foreign issuers although it is diversified among various European countries and industry groups.
           The following EMU countries are represented in the
           Portfolio:



                                                 APPROXIMATE
                                                  PORTFOLIO
                                                  PERCENTAGE



        o  Belgium                                        36%
        o  Finland                                         4
        o  France                                          3
        o  Germany                                      11
        o  Ireland                                         17
        o  Italy                                             2
        o  The Netherlands                              20
        o  Portugal                                        1
        o  Spain                                            6



           Based upon the principal business of each issuer and current market values, the following industry groups are represented in the Portfolio:



                                                 APPROXIMATE
                                                  PORTFOLIO
                                                  PERCENTAGE



        o  Insurance                                      10%
        o  Financial/Insurance                            2
        o  Telecommunications                         31
        o  Oil                                             15
        o  Chemicals                                      9
        o  Food                                            5
        o  Utilities                                         5
        o  Automobiles                                   2
        o  Electrical Equipment                           2
        o  Machinery                                      4
        o  Banks                                          15



       4.  WHAT ARE THE SIGNIFICANT RISKS?
           YOU CAN LOSE MONEY BY INVESTING IN THE PORTFOLIO. THIS CAN HAPPEN FOR VARIOUS REASONS, INCLUDING:
        o  Stock prices can be volatile.
        o  Share prices may decline during the life of the Portfolio.
        o Because the Portfolio is concentrated in common stocks of foreign issuers, as well as in the telecommunications industry, adverse developments in Europe or in this industry may affect the value of your units. Investing in securities of foreign issuers involves risks that are different from investing in securities of domestic issuers. These risks are discussed later in the prospectus under The Risks You Face.
        o The Portfolio may continue to purchase or hold the stocks originally selected even though their market value or yield may have changed or they may be subject to sell recommendations from the Sponsor.
        o The Portfolio does not reflect any investment recommendations of the Sponsor, and any one or more of the stocks in the Portfolio may, from time to time, be subject to sell recommendations from the Sponsor.

       5.  IS THIS FUND APPROPRIATE FOR YOU?
           Yes, if you want capital appreciation. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in international equity securities of different issuers.
           The Fund is not appropriate for you if you are unwilling to take the risk involved with an international equity investment or if you are seeking preservation of capital or high current income.



       6.  WHAT ARE THE FUND'S FEES AND EXPENSES?
           This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Portfolio.



           ESTIMATED ANNUAL OPERATING EXPENSES
                                                             AMOUNT
                                                          PER 1,000
                                                              UNITS
                                                        -----------
                                                         $    0.87
           Trustee's Fee
                                                         $    0.45
           Portfolio Supervision,
           Bookkeeping and
           Administrative Fees
           (including updating
           expenses)
                                                         $    0.90
           Other Operating Expenses
                                                        -----------
                                                         $    2.22
           TOTAL



           The Sponsors historically paid updating costs.
           INVESTOR FEES



           Maximum Sales Fee (Load) on new purchases
           (as a percentage of $1,000 invested)                 2.75%



           You will pay an up-front sales
           fee of approximately 1.00%. In
           addition, seven monthly deferred
           sales charges of $2.50 per 1,000
           units ($17.50 annually) will be
           deducted from the Portfolio's
           net asset value during the life
           of the Portfolio (July 1, 1999
           through January 1, 2000).

                                                                         APPROXIMATE
                                                                      MAXIMUM SALES FEE
                                                                      (AS A PERCENT OF
                                                                      OFFER PRICE) WILL
                                 IF YOU INVEST:                                  BE:
           ------------------------------------------------------------------------------
           Less than $50,000                           2.75%
           $ 50,000 to $99,999                         2.50%
           $100,000 to $249,999                        2.00%
           $250,000 to $999,999                        1.75%
           $1,000,000 or more                          1.00%



           These percentages will vary slightly depending on unit price.

       7.  IS THE FUND MANAGED?
           Unlike a mutual fund, the Portfolio is not managed and stocks are not sold because of market changes. The Sponsor monitors the portfolio and may instruct the Trustee to sell securities if the issuer no longer meets the selection criteria or under certain other limited circumstances.



       8.  HOW DO I BUY UNITS?
           The minimum investment is $250.
           You can buy units from the Sponsor. Employees of the Sponsor or Sponsor afiliates and non-employee directors of the Sponsor may buy units subject only to the deferred sales charge.



           UNIT PRICE PER UNIT                     $1,051.31
           (as of April 30, 1999)
           Unit price is based on the net asset value of the Portfolio plus the up-front sales fee.
           The Portfolio stocks are valued by the Trustee on the basis of their closing prices at 4:00 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the stocks.
       9.  HOW DO I SELL UNITS?
           You may sell your units at any time to the Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale.



      10.  HOW ARE DISTRIBUTIONS MADE AND TAXED?
           The Portfolio pays distributions of any dividend income, net of expenses, on the 25th of December, 1999, if you own Units on the 10th of that month. For tax purposes, you will be considered to have received all the dividends paid on your pro rata portion of each security in the Portfolio (including your share of any foreign taxes withheld) when those dividends are received by the Portfolio regardless of whether you invest your dividends in the Portfolio. A portion of the dividend payments may be used to pay expenses of the Portfolio.

      11.  WHAT OTHER SERVICES ARE AVAILABLE?
           REINVESTMENT
           You may choose to reinvest any distributions into additional units of the Portfolio. You will pay only the deferred sales charge remaining at the time of reinvestment. Unless you choose reinvestment, you will receive your distributions in cash.
           EXCHANGE PRIVILEGES
           You may exchange units of this Portfolio for units of certain other Defined Asset Funds. You may also exchange into this Portfolio from certain other funds. We charge a reduced sales fee on designated exchanges.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

INCOME

Any dividend income will be distributed at termination of the Portfolio.

There can be no assurance that any dividends will be declared or paid.

RECORDS AND REPORTS

You will receive:
o a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;
o annual reports on Portfolio activity; and
o annual tax information. This will also be sent to the IRS. You must report the amount of income received. Please contact your tax adviser in this regard.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

FOREIGN ISSUER RISK

Investments in securities of foreign issuers involve risks that are different from investments in securities of domestic issuers. They may include:
   o adverse political and economic developments;
   o possibility of withholding taxes;
   o exchange controls or other governmental restrictons on the payment of dividends;
   o conversion of local currency to U.S. dollars upon the sale of Portfolio Securities;
   o less publicly available information; and
   o absence of uniform accounting, auditing and financial reporting standards, practices and requirements.

American Depositary Shares and Receipts

American depositary shares and receipts are issued by an American bank or trust company to evidence ownership of underlying common stock issued by a foreign corporation and deposited in a depositary facility. The terms and conditions of the depositary facility may result in less liquidity or lower market prices for the ADRs than for the underlying shares. Certain of the Portfolio Securities were purchased in ADR form in the United States.

Foreign Currency Risk

Because securities of non-U.S. issuers generally pay dividends and trade in foreign currencies, there is the risk that the U.S. dollar value of these securities will vary widely with fluctuations in foreign exchange rates.

At the present time the Sponsor does not believe that any of the Portfolio Securities is subject to exchange control restrictions which would materially interfere with payment to the Portfolio of amounts due on the Portfolio Securities. The adoption of exchange control regulations or other legal restrictions could have an adverse impact on the marketability of international securities in the Portfolio and on the ability of the Portfolio to satisfy redemptions. There can be no assurance that exchange control regulations might not be adopted in the future that would adversely affect payments to the Portfolio.

EUROPEAN RISK FACTORS

The economies of individual European countries may differ unfavorably from the

U.S. economy in gross national product, growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

For a number of years, certain European countries have been seeking economic and political unification which would reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries and reduce or eliminate currency fluctuations among these European countires.

On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro. A newly created European Central Bank (ECB) has the authority to direct the monetary policy for this region, including the determination of interest rates. These changes may affect the European capital markets, and the related risks may increase the volatility in European capital and currency markets. This, in turn, may affect the Portfolio's performance.

No assurances can be given that changes planned for Europe can be successfully implemented or that these changes will not result in lower market prices for the securities in the Portfolio.

Risks associated with investing in European securities may be heightened in the case of investments in smaller European securities markets because of risks due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base and the possibility of permanent or temporary termination of trading in those markets.

CONCENTRATION RISK

When stocks in a particular industry make up 25% or more of the Portfolio, it is said to be 'concentrated' in that industry, which makes the Portfolio less diversified.

Here is what you should know about the Portfolio's concentration in stocks of the telecommunications industry.

These companies:
o provide local, long-distance, wireless, cable television and internet services and information systems;
o manufacture of telecommunications products; and
o operate voice, data and video telecommunications networks.

Payment on common stocks of companies in this industry generally depends upon:
o the amount and growth of customer demand;
o the level of rates they are allowed to charge; and
o the effects of inflation on the cost of providing services and the rate of technological innovation.

The telecommunications industry is characterized by increasing competition in all sectors. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technology.

Telecommunications companies in both developed and emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to significant price volatility.

In addition, all telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete.

While the worldwide market for telecommunications equipment is expected to grow, we cannot predict the overall effect on the Portfolio of factors such as:
o competing technologies;
o increasing capital requirements;
o protectionist actions by foreign governments; and
o demand for new technologies.

The telecommunications companies in the Portfolio include former government owned telecommunications systems that have been privatized in stages. We cannot predict whether such privatization will continue in the future or what, if any, effect this will have on the Portfolio.

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Fund.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:
   o adding the value of the Portfolio securities, cash and any other Portfolio assets;
   o subtracting accrued but unpaid Portfolio expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Portfolio liabilities; and
   o dividing the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

As of the close of the initial offering period, the price you receive will be reduced to pay the Portfolio's estimated organization costs.

If you sell your units before the final deferred sales fee installment, the amount of any remaining payments will be deducted from your proceeds.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value. We may resell the units to other buyers or to the Trustee.

We have maintained a secondary market continuously for more than 28 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee will sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Portfolio does not have cash available to pay you for the units you are selling, we will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Portfolio.

If you sell units with a value of at least $500,000, you may choose to receive your distribution 'in kind.' If you so choose, you will receive securities and cash with a total value equal to the price of your units. The Trustee will try to distribute securities in the portfolio pro rata, but it reserves the right to distribute only one or a few securities. The Trustee will act as your agent in an in-kind distribution and will either hold the securities for your account or transfer them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of securities distributed in-kind.

There could be a delay in paying you for your units:
   o if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
   o if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and
   o for any other period permitted by SEC order.

ROLLOVER/EXCHANGE OPTION

When this Portfolio is about to terminate, you may have the option to roll your proceeds into a new Focus or Select Series, if one is available.

If you hold notify your financial adviser by May 12, 2000, your units will be redeemed and certain distributed securities plus the proceeds from the sale of the remaining distributed securities will be reinvested in units of a new Portfolio. If you decide not to roll over your proceeds, you will receive a cash distribution (or, if you are eligible and you so choose, an in-kind distribution) after the Portfolio terminates.

The Portfolio will terminate by June 9, 2000. You may, by written notice to the Trustee at least ten business days prior to termination, elect to receive an in-kind distribution of your pro rata share of the securities remaining in the Portfolio at that time (net of your share of expenses). Of course you can sell your Units at any time prior to termination.

You may exchange units of this Portfolio for units of another Select or Focus Series or certain other Defined Asset Funds any time before this Portfolio terminates. If you continue to hold your Units, you may exchange units of this Portfolio for units of certain other Defined Asset Funds at a reduced sales fee if your investment goals change. To exchange units, you should talk to your financial professional about what Series are exchangeable, suitable and currently available.

We may amend or terminate the options to exchange your units or roll your proceeds at any time without notice.

HOW THE FUND WORKS

PRICING

Units are charged a combination of initial and deferred sales fees.

The deferred sales fee is generally a monthly charge of $2.50 per 1,000 units and is accrued in seven monthly installments. Units redeemed or repurchased prior to the accrual of the final deferred sales fee installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds or deducted in calculating an in-kind distribution. (This deduction will be waived in the event of the death or disability, as defined in the Internal Revenue Code of 1986, of an investor). The initial sales fee is equal to the aggregate sales fee less the aggregate amount of any remaining installments of the deferred sales fee.

It is anticipated that securities will not be sold to pay the deferred sales fee until after the date of the last installment. Investors will be at risk for market price fluctuations in the securities from the several installment accrual dates to the dates of actual sale of securities to satisfy this liability.

EVALUATIONS

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas); and various additional holidays in the relevant foreign countries. If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

INCOME
o The annual income per unit, if any, after deducting estimated annual Portfolio expenses per unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the securities and changes in the expenses of the Portfolio and, to a lesser degree, upon the level of sales of securities. There is no assurance that dividends on the securities will continue at their current levels or be declared at all.
o Each unit receives an equal share of any distributions of dividend income net of estimated expenses. Because dividends on the securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the Income Account. The Trustee credits dividends received to an Income Account and other receipts to a Capital Account. The Trustee may establish a reserve account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Portfolio in non-interest bearing accounts. The Trustee may also receive additional amounts:

   o for extraordinary services and costs of indemnifying the Trustee and the Sponsor;
   o costs of actions taken to protect the Portfolio and other legal fees and expenses;
   o expenses for keeping the Portfolio's registration statement current; and
   o Portfolio termination expenses and any governmental charges.

The Sponsor is currently reimbursed up to 45 cents per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Portfolio. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Portfolio's registration statement yearly are now chargeable to the Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Portfolio, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsor.

The Trustee's and Sponsor's fees may be adjusted for inflation without investors' approval.

The deferred sales fees you owe are paid from the Capital Account. Although we may collect the deferred sales charge monthly, to keep Units more fully invested we do not currently plan to pay the deferred sals charge until after the rollover notification date.

The Sponsor will pay advertising and selling expenses at no charge to the Portfolio. If Portfolio expenses exceed initial estimates, the Portfolio will owe the excess. The Trustee has a lien on Portfolio assets to secure reimbursement of Portfolio expenses and may sell securities if cash is not available.

PORTFOLIO CHANGES

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio.

We decide whether to offer units for sale that we acquire in the secondary market after reviewing:
   o diversity of the Portfolio;
   o size of the Portfolio relative to its original size;
   o ratio of Portfolio expenses to income; and
   o cost of maintaining a current prospectus.

PORTFOLIO TERMINATION

When the Portfolio is about to terminate you will receive a notice, and you will be unable to sell your units after that time. Unless you choose to receive an in-kind distribution of securities, we will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

NO CERTIFICATES

All investors are required to hold their Units in uncertificated form and in 'street name' by their broker, dealer or financial institution at the Depository Trust Company.

TRUST INDENTURE

The Portfolio is a 'unit investment trust' governed by a Trust Indenture, a contract between the Sponsor and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsor and the Trustee may amend the Indenture without your consent:
   o to cure ambiguities;
   o to correct or supplement any defective or inconsistent provision;
   o to make any amendment required by any governmental agency; or
   o to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsor).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Portfolio without your written consent.

The Trustee may resign by notifying the Sponsor. The Sponsor may remove the Trustee without your consent if:
   o it fails to perform its duties;
   o it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities; or
   o the Sponsor determines that its replacement is in your best interest.

Investors holding 51% of the units may remove the Trustee. The Trustee may resign or be removed by the Sponsor without the consent of investors. The resignation or removal of the Trustee becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee may petition a court to appoint a successor.

If the Sponsor fails to perform its duties or becomes bankrupt the Trustee may;
   o remove it and appoint a replacement Sponsor;
   o liquidate the Portfolio; or
   o continue to act as Trustee without a Sponsor.

The Trust Indenture contains customary provisions limiting the liability of the Trustee and the Sponsor.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSOR:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051

The Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer the Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Chase Manhattan Bank, Unit Trust Department, 4 New York Plaza--6th Floor, New York, New York 10004, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

SPONSOR'S PROFITS

The Sponsor receives sales fees when it sells units. Any cash made available by you to the Sponsor before the settlement date for those units may be used in the Sponsor's business to the extent permitted by federal law and may benefit the Sponsor.

The Sponsor may realize profits or sustain losses on stocks in the Portfolio which were acquired from underwriting syndicates of which it was a member.

Any profit or loss to the Portfolio will be effected by the receipt of applicable sales fees and a gain or loss on subsequent deposits of securities after the initial deposit. In maintaining a secondary market, the Sponsor will also realize profits or sustain losses in the amount of any difference between the prices at which it buys units and the prices at which it resells or redeems them.

CODE OF ETHICS

The Sponsor has adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the Portfolio and to provide reasonable standards of conduct.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the 'Year 2000 Problem'). We do not expect that the computer system changes necessary to prepare for the Year 2000 will cause any major operational difficulties for the Portfolio. The Year 2000 Problem may adversely affect the issuers of the securities contained in the Fund, but we cannot predict whether any impact will be material to the Portfolio as a whole.

TAXES

The following summarizes the material income tax consequences of holding Units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances. You should consult your own tax adviser about your particular circumstances.

In the opinion of our counsel, under existing law:

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Portfolio will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each Security in the Portfolio. You will be considered to receive your share of any dividends paid when those dividends are received by the Portfolio. Income from dividends will be taxed at ordinary income rates. If you are a corporate investor, you may be eligible for the dividends received deduction if you satisfy the applicable holding period and other requirements. You should consult your tax adviser in this regard.

GAIN OR LOSS UPON DISPOSITION

You will generally recognize gain or loss when you dispose of your units for cash (by sale or redemption) or when the Trustee disposes of the Securities in the Portfolio. You generally will not recognize gain or loss on an 'in-kind' distribution to you of your proportional share of the Portfolio Securities, whether it is in redemption of your units or upon termination of the Portfolio. Your holding period for the distributed Securities will include your holding period in your units.

If you elect to roll over your investment in the Portfolio, you will not recognize gain or loss on your units except to the extent that your share of the Securities in the Portfolio is sold. Your basis in the Securities that are rolled over into a new portfolio will be the same as the portion of your basis in your units which was attributable to the rolled over Securities.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss from the Portfolio will be long-term if you are considered to have held the your investment which produces the gain or loss for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

YOUR TAX BASIS IN THE SECURITIES

Your aggregate tax basis in units that you have purchased for cash will be equal to the cost of the units, including the sales fee. Your aggregate tax basis in units that you hold as a result of a rollover from an earlier portfolio will equal your basis in Securities that have been rolled over from the previous portfolio plus the proceeds (other than proceeds that were paid to you) from the sale of Securities from the portfolio which were not rolled over. You should not increase your basis in your units by deferred sales charges or organizational expenses. Your basis for Securities distributed to you will be the same as the portion of your basis in your units that is attributable to the distributed Securities. The tax reporting form and annual statements you receive will be based on the net amounts paid to you, from which these expenses will already be deducted.

EXPENSES

If you are an individual who itemizes deductions, you may deduct your share of Portfolio expenses, but only to the extent that your share of the expenses, together with your other miscellaneous deductions, exceeds 2% of your adjusted gross income. Your ability to deduct Portfolio expenses will be limited further if your adjusted gross income exceeds a specified amount (for 1999, $126,600 or $63,300 for a married person filing separately).

STATE AND LOCAL TAXES

Under the income tax laws of the State and City of New York, the Portfolio will not be taxed as a corporation, and the income of the Portfolio will be treated as the income of the investors in the same manner as for federal income tax purposes.

FOREIGN TAXES

Dividends paid with respect to any foreign Securities in the Portfolio will generally be subject to foreign withholding taxes. You will be considered to receive the entire amount of your share of these dividends, including your share of foreign taxes withheld. You may be eligible for a credit or a deduction for your share of these taxes to reduce your U.S. tax liability, subject to various requirements and limitations. You should consult your tax adviser in this regard.

RETIREMENT PLANS

You may wish to purchase units for an Individual Retirement Account ('IRAs') or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. However, all distributions from these types of plans are generally treated as ordinary income, subject to tax-deferred rollover treatment in some cases. You should consult your attorney or tax adviser about the specific tax rules relating to these plans. These plans are offered by brokerage firms, including the Sponsors of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Portfolio by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Portfolio. The supplemental information is also available from the SEC. You may also obtain information about the issuers of the stocks in this Portfolio from the SEC, because each company is a reporting company.

EQUITY INVESTOR FUND, FOCUS SERIES
EUROPEAN MONETARY UNION PORTFOLIO - DEFINED ASSET FUNDS

REPORT OF INDEPENDENT ACCOUNTANTS



The Sponsors, Trustee and Holders
  of Equity Investor Fund,
  Focus Series - European Monetary Union Portfolio,
  Defined Asset Funds:

We have audited the accompanying statement of condition of Equity Investor Fund, Focus Series - European Monetary Union Portfolio, Defined Asset Funds, including the portfolio, as of April 30, 1999 and the related statements of operations and of changes in net assets for the period May 14, 1998 to April 30, 1999. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at April 30, 1999, as shown in such portfolio, were confirmed to us by The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Investor Fund, Focus Series - European Monetary Union Portfolio, Defined Asset Funds at April 30, 1999 and the results of its operations and changes in its net assets for the above-stated period in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE

New York, N.Y.
June 10, 1999
                                       D-1

EQUITY INVESTOR FUND, FOCUS SERIES
EUROPEAN MONETARY UNION PORTFOLIO - DEFINED ASSET FUNDS

STATEMENT OF CONDITION
AS OF APRIL 30, 1999


TRUST PROPERTY:
  Investment in marketable securities - at value
    (cost $99,602,135)                                                  $103,120,508
  Dividends receivable                                                       133,614
  Proceeds receivable for securities sold                                    594,838
  Cash                                                                       264,536
  Deferred organization costs (Note 5)                                        73,506

            Total trust property                                         104,187,002

LESS LIABILITIES:
  Deferred sales charge payable                          $  1,095,354
  Redemptions payable                                       1,484,003
  Accrued fees and expenses                                    16,286
  Other liabilities (Note 5)                                  147,012      2,742,655

NET ASSETS, REPRESENTED BY:
  97,465,756 units of fractional undivided interest
    outstanding (Note 3)                                  101,302,249
  Undistributed net investment income                         142,098   $101,444,347

UNIT VALUE ($101,444,347 / 97,465,756 units)                                $1.04082


                              See Notes to Financial Statements.

EQUITY INVESTOR FUND, FOCUS SERIES
EUROPEAN MONETARY UNION PORTFOLIO - DEFINED ASSET FUNDS

STATEMENT OF OPERATIONS


                                                                           May 14,
                                                                           1998 to
                                                                          April 30,
                                                                             1999

INVESTMENT INCOME:
  Dividend income                                                         $  936,590
  Foreign tax expense                                                       (175,288)
  Trustee's fees and expenses                                               (210,150)
  Sponsors' fees                                                             (43,661)

  Net investment income                                                      507,491

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain on securities sold                                           260,261
  Unrealized appreciation of investments                                   3,518,373

  Net realized and unrealized gain on investments                          3,778,634

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $4,286,125


                              See Notes to Financial Statements.



































                                              D-3

EQUITY INVESTOR FUND, FOCUS SERIES
EUROPEAN MONETARY UNION PORTFOLIO - DEFINED ASSET FUNDS

STATEMENT OF CHANGES IN NET ASSETS


                                                                          May 14,
                                                                          1998 to
                                                                         April 30,
                                                                            1999

OPERATIONS:
  Net investment income                                                 $    507,491
  Realized gain on securities sold                                           260,261
  Unrealized appreciation of investments                                   3,518,373

  Net increase in net assets resulting from operations                     4,286,125

INCOME DISTRIBUTIONS TO UNIT HOLDERS (Note 2)                               (752,885)

CAPITAL SHARE TRANSACTIONS:
  Issuance of 121,717,203 units                                          123,567,705
  Redemptions of 24,756,622 units                                        (24,702,993)
  Deferred sales charge                                                   (1,379,292)
  Deferred organizational expenses                                           (73,506)

  Net capital share transactions                                          97,411,914

NET INCREASE IN NET ASSETS                                               100,945,154

NET ASSETS AT BEGINNING OF PERIOD                                            499,193

NET ASSETS AT END OF PERIOD                                             $101,444,347

PER UNIT:
  Income distributions during period                                        $0.00651

  Net asset value at end of period                                          $1.04082

  Units outstanding at end of period                                      97,465,756


                              See Notes to Financial Statements.





















                                              D-4

EQUITY INVESTOR FUND, FOCUS SERIES
EUROPEAN MONETARY UNION PORTFOLIO - DEFINED ASSET FUNDS

NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(a) Securities are stated at market value; for securities listed on a national securities exchange, value is based on the closing sale price on such exchange and, for securities not so listed, value is based on the current bid price on the over the counter market. The value of the securities on May 14, 1998 was based upon valuations at May 12, 1998, the day prior to the Date of Deposit. Cost of securities at May 14, 1998 was also based on such valuations. Gains or losses on sales of securities are computed using the first-in, first-out method.

(b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

(c)  Income is recognized on the ex-dividend date.

2.   DISTRIBUTIONS

     A distribution of net investment income is made annually to Holders on the 25th day of December to holders of record on the 10th day of that month. Receipts other than dividends, after deduction for redemptions and applicable expenses, are also distributed periodically.

3.   NET CAPITAL

Cost of 97,465,756 units at date of deposit                   $ 99,566,610
Less sales charge                                                 (974,617)
Net amount applicable to Holders                                98,591,993
Redemptions of units - net cost of 24,756,622 units
  redeemed less redemption amounts                                 384,420
Realized gain on securities sold                                   260,261
Deferred sales charge                                           (1,379,292)
Deferred organizational costs                                      (73,506)
Net unrealized appreciation of investments                       3,518,373

Net capital applicable to Holders                             $101,302,249

4.   INCOME TAXES

     As of April 30, 1999, net unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $3,518,373 of which $10,220,705 related to appreciated securities and $6,702,332 related to depreciated securities. The cost of the investment securities for Federal income tax purposes was $99,602,135 at April 30, 1999.

5.   DEFERRED ORGANIZATION COSTS

     Deferred organization costs are being amortized over the life of the Fund. Included in "Other Liabilities" in the accompanying Statement of Condition is $147,012 payable to the Trustee for reimbursement of costs related to the organization of the Trust.

EQUITY INVESTOR FUND, FOCUS SERIES
EUROPEAN MONETARY UNION PORTFOLIO - DEFINED ASSET FUNDS

PORTFOLIO
AS OF MARCH 31, 1999


                                                  Number of
                                                  Shares of         Percentage           Cost of
    Portfolio No. and Title of                     Common               of              Securities
            Securities                              Stock            Fund(2)             to Fund           Value(1)

     Belgium
1.   Fortis AG (3)                                 53,190              1.73%          $ 1,642,804       $  1,787,407
     Finland
2.   Nokia Oyj - ADR (4)                           61,624              4.43             2,316,556          4,571,730
     France
3.   Axa                                           19,600              2.46             2,374,753          2,534,995
4.   Banque Nationale de Paris                     19,600              1.58             1,660,312          1,627,417
5.   Elf Acquitaine SA                             17,640              2.66             2,393,913          2,744,516
6.   France Telecom SA                             70,560              5.54             4,579,779          5,709,340
7.   Groupe Danone                                  7,840              2.04             2,207,861          2,099,357
8.   Rhone Poulenc                                 35,280              1.63             1,965,097          1,680,316
9.   Societe Generale                               7,840              1.36             1,693,753          1,405,657
10.  Suez Lyonnaise des Eaux                       11,760              1.94             2,067,171          2,003,932
11.  Total SA                                      17,640              2.35             2,119,605          2,419,655
12   Vivendi (5)                                    9,800              2.22             2,101,700          2,293,320
     Germany
13.  BASF AG                                       51,690              2.20             2,406,320          2,267,675
14.  Bayer AG                                      53,190              2.19             2,556,163          2,263,111
15.  Bayerische Motoren Werke (BMW) AG              2,955              2.06             2,978,381          2,120,494
16.  Bayerische Hypo-Und Vereinsbank AG (6)        27,020              1.71             2,332,694          1,764,495
17.  Deutsche Bank AG                              24,350              1.37             1,994,550          1,417,462
18.  Deutsche Telekom AG                          195,030              7.47             5,427,367          7,699,457
19.  Dresdner Bank AG                              31,030              1.30             1,803,481          1,339,960
20.  Mannesmann AG (7)                             29,550              3.78             2,979,460          3,896,955
21.  Muenchener Rueckversicherunhgs-
    Gaselleshaft AG (4)                            11,820              2.31             2,871,145          2,376,955
22.  RWE AG                                        33,490              1.49             1,858,255          1,534,804
     Ireland
23.  Allied Irish Banks PLC (8)                   155,630              2.44             2,258,802          2,513,322
24.  Bank of Ireland (8)                          106,380              2.06             2,119,486          2,127,780
     Italy
25.  Telecom Italia Mobile (TIM) SpA              476,740              2.79             3,039,057          2,875,106
26.  Telecom Italia SpA                           372,330              3.83             2,952,680          3,946,652
     The Netherlands
27.  ABN AMRO Holding N.V. - ADR                  112,555              2.56             2,755,523          2,638,008
28.  Aegon N.V. - ADR (4)                          38,200              3.62             3,453,328          3,728,900
29.  Akzo Nobel N.V. - ADR (4)                     22,480              0.97             1,211,314          1,003,170
30.  ING Groep N.V. - ADR                          54,100              3.22             3,720,937          3,320,387
31.  Royal Dutch Petroleum Company - ADR          116,500              6.63             6,245,924          6,837,094
32.  Royal KPN N.V. - ADR (9)                      37,331              1.55             1,460,000          1,600,567
33.  Royal Phillips Electronics N.V.- ADR          23,440              1.94             2,041,195          2,001,190
34.  TNT Post Group N.V. - ADR (10)                38,828              1.03               958,390          1,065,343
35.  Unilever N.V. - ADR                           47,024              2.96             3,688,928          3,053,621
     Portugal
36.  Portugal Telecom SA - ADR                     33,370              1.36             1,840,387          1,407,797




















                                                          D-6

EQUITY INVESTOR FUND, FOCUS SERIES
EUROPEAN MONETARY UNION PORTFOLIO - DEFINED ASSET FUNDS

PORTFOLIO
AS OF MARCH 31, 1999


                                                  Number of
                                                  Shares of         Percentage           Cost of
    Portfolio No. and Title of                     Common               of              Securities
            Securities                              Stock            Fund (2)            to Fund           Value(1)

     Spain
37.  Endesa SA - ADR                              109,726              2.35%          $ 2,482,246       $  2,420,830
38.  Repsol SA - ADR (11)                          82,720              1.32             1,514,186          1,364,880
39.  Telefonica SA - ADR (12)                      26,238              3.55             3,528,632          3,656,851

                                                                      100.00%         $99,602,135       $103,120,508


(1) See notes to financial statements
(2) Based on value
(3) Includes 9 for 1 stock split
(4) Includes 2 for 1 stock split
(5) Name change from Compagnie Generale des Eaux
(6) Name change from Bayerische Vereinsbank AG
(7) Includes 10 for 1 stock split
(8) Transactions conducted in British pounds sterling on the London Stock Exchange
(9) Name change from Koninklljke PTT Nederland N.V. - ADR
(10) Received from 1 for 1 spin-off from Royal KPN N.V. - ADR
(11) Includes 3 for 1 stock split
(12) Includes two 2% stock dividends




































                                              D-7

                             Defined
                             Asset FundsSM


HAVE QUESTIONS ?                         EQUITY INVESTOR FUND
Request the most                         FOCUS SERIES EUROPEAN MONETARY UNION
recent free Information                  PORTFOLIO
Supplement that gives more               (A Unit Investment Trust)
details about the Fund,                  ---------------------------------------
by calling:                              This Prospectus does not contain
The Chase Manhattan Bank                 complete information about the
1-800-323-1508                           investment company filed with the
                                         Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         o Securities Act of 1933 (file no.
                                         333-46979) and
                                         o Investment Company Act of 1940 (file
                                         no. 811-3044).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         Units of any future series may not be
                                         sold nor may offers to buy be accepted
                                         until that series has become effective
                                         with the Securities and Exchange
                                         Commission. No units can be sold in any
                                         State where a sale would be illegal.


                                                      70079--7/99